AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 13, 1998

                                                        REGISTRATION NO. 2-65189
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 17
                                       TO
                                    FORM S-6

                   ------------------------------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                   ------------------------------------------

A. EXACT NAME OF TRUST:

                             DEFINED ASSET FUNDS--
                              EQUITY INVESTOR FUND
                         UTILITY COMMON STOCK SERIES--1
                           (A UNIT INVESTMENT TRUST)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                               SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:


 MERRILL LYNCH, PIERCE,
     FENNER & SMITH
      INCORPORATED
   DEFINED ASSET FUNDS
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051                              SMITH BARNEY INC.
                                                        388 GREENWICH
                                                     STREET--23RD FLOOR
                                                     NEW YORK, NY 10013



  PRUDENTIAL SECURITIES
      INCORPORATED
   ONE NEW YORK PLAZA
   NEW YORK, NY 10292                             DEAN WITTER REYNOLDS INC.
                                                       TWO WORLD TRADE
                                                     CENTER--59TH FLOOR
                                                     NEW YORK, NY 10048


D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:


     PAUL FEHRENBACH          ROBERT C. WYMAN       ARTHUR J. STAVARIDIS
  ONE FINANCIAL CENTER        53 STATE STREET      ONE POST OFFICE SQUARE
  BOSTON, MASSACHUSETTS    BOSTON, MASSACHUSETTS    BOSTON, MASSACHUSETTS
          02111                    02109                    02109

                              ED FINOCCHIARO
                           ONE FINANCIAL CENTER
                           BOSTON, MASSACHUSETTS
                                   02111
  TERESA KONCICK, ESQ.
      P.O. BOX 9051
PRINCETON, NJ 08543-9051
                                                     LAURIE A. HESSLEIN
                                                      388 GREENWICH ST.
                                                     NEW YORK, NY 10013

   LEE B. SPENCER, JR.          COPIES TO:           DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA     PIERRE DE SAINT PHALLE, DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292              ESQ.                TWO WORLD TRADE
                           450 LEXINGTON AVENUE      CENTER--59TH FLOOR
                            NEW YORK, NY 10017       NEW YORK, NY 10048


The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on March 17, 1998.

Check box if it is proposed that this filing will become effective on May 22, 1998 pursuant to paragraph (b) of Rule 485. / x /

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                                                   DEFINED ASSET FUNDSSM
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EQUITY INVESTOR FUND          The objective of this Defined Fund is current
UTILITY COMMON                income by investing in a diversified portfolio of
STOCK SERIES--1               publicly traded common stocks issued primarily by
(A UNIT INVESTMENT            domestic gas and electric public utility and
TRUST)                        telecommunications companies.
------------------------------There is no assurance that the Fund's objective
-- MONTHLY INCOME             will be met, because the payment of dividends and
-- PROFESSIONAL SELECTION     preservation of capital depend on several factors,
-- DIVERSIFICATION            including the financial condition of the issuers
-- REINVESTMENT OPTION        of the common stocks in the Portfolio and
                              declaration of dividends by those issuers. The
                              value of units will fluctuate with the value of
                              the common stocks in the Portfolio.
                              Minimum purchase in individual transactions:
                              $250



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
                               PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
SPONSORS:                      UNLESS ACCOMPANIED BY EQUITY INVESTOR FUND
Merrill Lynch,                 PROSPECTUS PART B.
Pierce, Fenner & Smith         INVESTORS SHOULD READ BOTH PARTS OF THIS
Incorporated                   PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Smith Barney Inc.              REFERENCE.
Prudential Securities          INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Incorporated                   1-800-221-7771.
Dean Witter Reynolds Inc.      PROSPECTUS DATED MAY 22, 1998.

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Def ined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored in the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited - a defined portfolio. Most defined bond funds pay interest monthly - defined income. The portfolio offers a convenient and simple way to invest - simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
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Defining Your Portfolio
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The Portfolio contains 29 common stocks issued by domestic public utility companies including telecommunications companies. The common stocks included in the Portfolio were selected for current income. Investing in the Portfolio, rather than in only one or two of the underlying stocks, is a way to diversify your investment, even though 100% of the Portfolio is invested in a single industry. The Fund was created May 29, 1980. The information in this prospectus is as of February 28, 1998, the evaluation date.

MONTHLY INCOME DISTRIBUTIONS

Monthly distributions of dividends are payable on the 25th of the month to holders of record on the 10th day of the month. In order to meet certain tax requirements, a special distribution of income including capital gains, may be declared for holders of record as of a date in December, which special distribution will generally be paid after the end of the year.

It is expected that the proceeds of the sale or redemption of securities constituting a return of capital will generally not be distributed but instead will be reinvested in additional Securities.

REINVESTMENT OPTION

You can elect to automatically reinvest your distributions into additional units of the Portfolio. Reinvesting helps to compound your income for a greater total return.

TAXES

Distributions that are taxable as ordinary income to investors will constitute dividends for federal income tax purposes and may, subject to certain limitations, be eligible for the dividends-received deduction for certain corporations (see Taxes, pages A-4 and A-5.) Corporate investors should be aware that the 46-day holding period for the dividends-received deduction must begin before and include each ex-dividend date and excludes the purchase date and any days on which the investor's investment is hedged.

Non-corporate investors who are individuals and have held their Units for more than 18 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Units. Certain dividends from the Fund may be designated as either 20% or 28% rate gain distributions, which individual investors may be entitled to treat as long-term capital gain in the 20% or 28% groups respectively.

Foreign investors should be aware that distributions will generally be subject to information reporting and withholding taxes. (See Taxes, pages A-4 and A-5.)

MANDATORY TERMINATION DATE

The Portfolio will terminate by May 29, 2000. The final distribution will be made within a reasonable time afterward. The Portfolio may be terminated earlier if its value is less than 40% of the value of the securities when deposited. On the evaluation date, the value of the Portfolio was 28% of the value of the securities when deposited.
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Defining Your Investment
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PUBLIC OFFERING PRICE PER UNIT                                           $710.19

The Public Offering Price as of February 28, 1998, the evaluation date, is based on the aggregate value of the underlying securities ($19,792,202) and any cash held to purchase securities, divided by the number of units outstanding (29,182), plus a maximum sales charge of 4.50% of the Public Offering Price (4.712% of the value of the underlying securities). The Public Offering Price on any subsequent date will vary. The underlying securities are valued by the Trustee on the basis of their closing sale prices at 4:00 p.m. Eastern time on every business day.

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Defining Your Risks
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The Portfolio is considered to be 'concentrated' in stocks of public utility companies and is therefore dependent on revenues from those particular activities. In addition, 34% of the Portfolio represents issuers associated with nuclear generating facilities. (See Risk Factors in Part B.)

Unit price fluctuates with the value of the Portfolio, and the value of the Portfolio will be affected by changes in the financial condition of the issuers, changes in the public utility industry, general economic conditions, movements in stock prices generally, the impact of the Sponsors' purchase and sale of the securities and other factors. Further distributions of income on the underlying securities will generally depend upon the declaration of dividends by the issuers, and there can be no assurance that the issuers of securities will pay dividends or that the current level of dividends can be maintained or increased. Therefore, there is no guarantee that the objective of the Portfolio will be achieved. Also, the value of equity securities issued by utilities, because of their higher yields, might be more adversely affected by a reduction in the dividends-received deduction than equity securities generally.

Unlike a mutual fund, the Portfolio is not actively managed and the Sponsors receive no management fee. Therefore, the adverse financial condition of an issuer or any market movement in the price of a security will not necessarily require the sale of securities from the Portfolio or mean that the Sponsors will not continue to purchase the Security in order to create additional Units. Although the Portfolio is regularly reviewed and evaluated and Sponsors may instruct the Trustee to sell Securities under certain limited circumstances, Securities will not be sold to take advantage of market fluctuations or changes in anticipated rates of appreciation.
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Defining Your Costs
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SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay


                                           As a %
                                     of Secondary
                                           Market
                                           Public        Amount per
                                    Offering Price             Unit
                                    -----------------  --------------
Maximum Sales Charge                         4.50%       $    31.96


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                    Amount per
                                                          Unit
                                                  ---------------
Trustee's Fee                                        $    0.42
Portfolio Supervision, Bookkeeping and
  Administrative Fees                                $    0.18
Other Operating Expenses                             $    0.76
                                                  ---------------
TOTAL                                                $    1.36


REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time prior to the termination of the Portfolio. Your price will be based on the then current net asset value. The redemption and secondary market repurchase price as of the evaluation date was $678.23 per unit ($31.96 per unit less than the Public Offering Price).

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Taxes
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Substitute the following for 'Taxes' in Part B.

TAXATION OF THE FUND

The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Sections 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income, excluding its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on the portion of its taxable income (including any net capital gain) it distributes to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax, because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for any calendar year may be distributed shortly after the end of the calendar year, such a distribution will be treated for federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

Distributions to investors of the Fund's dividend income and net short-term capital gain in any year will generally be taxable as ordinary income to investors to the extent of the Fund's taxable income (other than taxable income attributable to its net capital gain) for that year. Distributions in excess of the Fund's taxable income will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's net capital gains will be designated as capital gain dividends and that the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. Certain corporate investors will be eligible for the 70% dividends-received deduction to the extent that the distributions are appropriately designated by the Fund and are attributable to eligible dividends received by the Fund from domestic issuers with respect to whose Securities the fund satisfies the requirements for the dividends-received deduction. Depending upon the particular corporate investor's circumstances, limitations on the availability of the dividends-received deduction may be applicable. Further, Congress from time to time considers proposals that would adversely affect the after-tax returns to investors that can take advantage of the deduction. Investors are urged to consult their own tax advisers in this regard.

Distributions of the Fund's net capital gain that are designated as capital gain dividends by the Fund will be taxable to investors as long-term capital gain, regardless of the time the investor has held his Units. However, if the Fund were to terminate in less than one year, the Fund would not distribute any capital gain dividends. The Internal Revenue Service has issued a notice (with interim guidance) of forthcoming temporary regulations to permit a regulated investment company such as the Fund to designate its dividends, subject to certain limitations, as 20% or 28% rate gain distributions, which individual investors may be entitled to treat as long-term capital gain in the 20% or 28% groups respectively. The Trustee will provide necessary additional information with periodic statements to investors, who should consult their tax advisers regarding these matters.

An investor, other than a dealer in securities, will generally recognize capital gain or loss when the investor disposes of his Units (by sale, redemption or otherwise). In the case of a distribution of Securities to an investor upon redemption of his Units, gain or loss will generally be recognized in an amount equal to the difference between the investor's tax basis in his Units and the fair market value of the Securities received in redemption. Net capital gain may be taxed at a lower rate than ordinary income for certain individuals and other non-corporate taxpayers, and investors who are individuals and have held their Units for more than 18 months may be entitled to a 20% maximum Federal tax rate for gains from the sale of these Units. Any such capital gain or loss is long-term if the asset is held for more than one year and short-term if held one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund, although the proper treatment of this long-term capital loss remains uncertain pending further consideration by the Internal Revenue Service. The deduction of capital loss is subject to limitations. Investors should consult their own tax advisers regarding these matters.

The investor's basis in his Units will be equal to the cost of his Units, including the sales charge.

Any dividends received by the Fund from foreign issuers will in most cases be subject to foreign withholding taxes, which will generally be reduced, though not eliminated, by treaties between the United States and the relevant foreign country. The Fund will not be eligible for an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Fund.

Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to the reinvestment plan. The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The Fund intends to report to each investor, no later than January 31, the amount of distributions to that investor.

The foregoing discussion summarizes only certain U.S. federal income tax consequences of an investment in Units by investors who are U.S. persons, as defined in the Code. Foreign investors (including nonresident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to 30% withholding tax (or lower applicable treaty rate) on dividend distributions (other than capital gain dividends). Investors may be subject to taxation in New York or in other U.S. or foreign jurisdictions and should consult their own tax advisers in this regard.

RETIREMENT PLANS

This Series of Equity Investor Fund may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging (prior to the year 2000) or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. These plans are generally offered by brokerage firms, including the Sponsors of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount of a contribution by an individual covered by an employer retirement plan will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of a married individual filing a joint return) or $200 (in the case of a married individual filing a separate return). These income threshholds will gradually be increased by the year 2004 to $50,000 for a single individual and $80,000 for a married individual filing jointly. Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution. The 10% surtax will be waived for withdrawals for certain educational and first-time homebuyer expenses. The Taxpayer Relief Act of 1997 provides, subject to certain income limitations, for a special type of IRA under which contributions would be non-deductible but distributions would be tax-free if the account were held for at least five years and the account holder was at least 59 1/2 at the time of distribution.

Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
UTILITY COMMON STOCK SERIES - 1

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Defined Asset Funds - Equity Investor Fund,
Utility Common Stock Series - 1:

We have audited the accompanying statement of condition of Defined Asset Funds - Equity Investor Fund, Utility Common Stock Series - 1, including the portfolio, as of February 28, 1997 and the related statements of operations and of changes in net assets for the years ended February 28, 1998, February 28, 1997 and Febuary 29, 1996. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at February 28, 1998, as shown in such portfolio, were confirmed to us by The Bank of New York, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Defined Asset Funds - Equity Investor Fund, Utility Common Stock Series - 1 at February 28, 1998 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

May 5, 1998

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
UTILITY COMMON STOCK SERIES - 1

STATEMENT OF CONDITION
AS OF FEBRUARY 28, 1998

TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $5,859,762) (Note 1)....................                $19,792,202
  Dividends receivable............................                     68,919
  Prepaid fees and expenses.......................                      7,792
  Cash............................................                    336,558
                                                                ______________

            Total trust property..................                 20,205,471
                                                                ==============


NET ASSETS, REPRESENTED BY:
  29,182 units of fractional undivided
    interest outstanding (Note 3).................  $19,793,193
  Undistributed net investment income.............      412,278
                                                   ____________
                                                                  $20,205,471
                                                                ==============

UNIT VALUE ($20,205,471/29,182 units).............                    $692.40
                                                                ==============


                          See Notes to Financial Statements.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
UTILITY COMMON STOCK SERIES - 1

STATEMENTS OF OPERATIONS

                                                      Year Ended    Year Ended    Year Ended
                                                     February 28,   Febuary 28,   Febuary 29,
                                                          1998          1997          1996
                                                          ____          ____          ____
INVESTMENT INCOME:
   Dividend income.................................    $  882,919   $1,051,365    $1,113,366
   Trustee's fees and expenses.....................       (27,349)     (23,767)      (29,653)
   Sponsors' fees .................................        (2,493)     (16,526)       (4,271)
                                                    __________________________________________

   Net investment income...........................       853,077    1,011,072     1,079,442
                                                    __________________________________________

 REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS:
   Realized gain on securities sold or
     redeemed......................................    1,637,477     2,249,895     1,277,170
   Unrealized appreciation (depreciation)
     of investments................................    1,644,174    (2,250,190)    2,691,469
                                                    __________________________________________

   Net realized and unrealized gain (loss) on
     investments...................................    3,281,651          (295)    3,968,639
                                                    __________________________________________

 NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................   $4,134,728    $1,010,777    $5,048,081
                                                    ==========================================


                        See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 1

 STATEMENTS OF CHANGES IN NET ASSETS

                                                      Year Ended    Year Ended    Year Ended
                                                     February 28,   Febuary 28,  February 29,
                                                          1998          1997          1996
                                                          ____          ____          ____
OPERATIONS:
   Net investment income...........................  $   853,077   $ 1,011,072   $ 1,079,442
   Realized gain on securities sold
      or redeemed..................................    1,637,477     2,249,895     1,277,170
   Unrealized appreciation (depreciation) of
      investments..................................    1,644,174    (2,250,190)    2,691,469
                                                    __________________________________________

   Net increase in net assets resulting
      from operations..............................    4,134,728     1,010,777     5,048,081
                                                    __________________________________________

 DISTRIBUTIONS TO HOLDERS (Note 2):
   Income..........................................     (860,620)   (1,012,077)   (1,103,134)
   Principal.......................................   (2,224,323)   (1,652,176)   (1,250,512)
                                                    __________________________________________

   Total distributions.............................   (3,084,943)   (2,664,253)   (2,353,646)
                                                    __________________________________________

 CAPITAL SHARE TRANSACTIONS:
    Creations of 1,257 and 721 units...............      864,456       451,620
    Redemptions of 1,980, 2,359, and 521 units,
      respectively.................................   (1,289,662)   (1,565,410)     (349,529)
                                                    __________________________________________

    Net capital share transactions.................     (425,206)   (1,113,790)     (349,529)
                                                    ___________________________________________

 NET INCREASE (DECREASE) IN NET ASSETS.............      624,579    (2,767,266)    2,344,906

 NET ASSETS AT BEGINNING OF YEAR...................   19,580,892    22,348,158    20,003,252
                                                    __________________________________________

 NET ASSETS AT END OF YEAR.........................  $20,205,471   $19,580,892   $22,348,158
                                                    ==========================================

 PER UNIT:
   Income distributions during year................       $29.55        $32.68        $34.63
                                                    ==========================================
   Principal distributions during year.............       $78.17        $54.06        $39.60
                                                    ==========================================
   Net asset value at end of year..................      $692.40       $654.77       $708.50
                                                    ==========================================
 TRUST UNITS OUTSTANDING AT END OF YEAR............       29,182        29,905        31,543
                                                    ==========================================

                                     See Notes to Financial Statements.

 DEFINED ASSET FUNDS - EQUITY INVESTOR FUND,
 UTILITY COMMON STOCK SERIES - 1

 NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

   The Fund is registered under the Investment Company Act of 1940 as a Unit
   Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

   (a) Securities are valued at the last sales prices reported at the close of business on the New York Stock Exchange. See "Redemptions -
       Computation of Redemption Price per Unit" in this Prospectus, Part B.
       Realized gains or losses on sales of securities are determined using the average cost method.

   (b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

   (c) Dividend income is recorded on the ex-dividend date.

2. DISTRIBUTIONS

   A distribution of net investment income is made to Holders each month.
   Receipts other than dividends, after deductions for redemptions and applicable expenses, are also distributed as explained in "Administration of the Fund" in this Prospectus, Part B.

3. NET CAPITAL

   Cost of 29,182 units at Date of Deposit....................  $16,578,461
   Less sales charge..........................................      713,906
                                                              ______________
   Net amount applicable to Holders...........................   15,864,555
   Redemptions of units - net cost of 66,207 units
     redeemed less redemption amounts.........................   (7,890,593)
   Realized gain on securities sold or redeemed...............   22,214,108
   Principal distributions....................................  (24,327,317)
   Unrealized appreciation of investments.....................   13,932,440
                                                              ______________

   Net capital applicable to Holders..........................  $19,793,193
                                                              ==============

4. INCOME TAXES

   As of February 28, 1998, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $13,932,440, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $5,859,762 at February 28, 1998.

DEFINED ASSET FUNDS - EQUITY INVESTOR FUND
UTILITY COMMON STOCK SERIES - 1

PORTFOLIO
AS OF FEBRUARY 28, 1998

                                                   Current
                                                   Annual or
                                        Shares     Indicated
Port-                                     of       Dividend
folio                                   Common       Per
No.  Description of Security            Stock      Percent(3)    Share(2)         Cost     Value(1)
___  _______________________            ________   __________    ________         ____     ________
1  AT&T Corporation                      11,845       3.643 %     1.320     $  163,104   $  721,064
2  Airtouch Communications                5,836       1.325       0.000         46,676      262,255
3  Allegheny Energy, Inc. (4)             3,800       0.586       1.720         52,545      116,138
4  Ameren Corporation (5)                42,761       8.304       2.540        914,155    1,643,626
5  American Elec. Pwr. Co., Inc.          1,186       0.288       2.400         33,530       56,928
6  Ameritech Corporation (6)             18,008       3.793       2.400        134,479      750,709
7  Bell Atlantic Corporation              6,336       2.873       3.080        134,610      568,656
8  Bellsouth Corporation                 11,156       3.438       1.440        128,279      680,516
9  Carolina Pwr. & Lt. Co.               20,482       4.321       1.940        210,324      855,124
10  Central & South West Corp.           23,625       3.200       1.740        197,065      633,445
11  Cinergy Corporation                  24,900       4.380       1.800        448,700      866,831
12  Consolidated Edison, Inc. (7)         4,900       1.052       2.120         49,984      208,250
13  Duke Energy                          36,400      10.219       2.200        385,443    2,022,475
14  Echelon International                 2,266       0.250       0.000         14,081       49,427
15  Florida Progress Corporation         37,550       7.340       2.140        412,853    1,452,716
16  GTE Corporation                      46,342      12.673       1.880        481,363    2,508,261
17  Hawaiian Elec. Co., Inc.             21,552       4.410       2.480        287,864      872,856
18  IPALCO Enterprises                   22,100       4.766       1.100        207,798      943,394
19  Kansas City Pwr. & Lighting Co.      25,000       3.805       1.620        526,165      753,125
20  Laclede Gas Corporation               5,200       0.652       1.320         50,846      129,025
21  LG & E Energy Corporation            36,262       4.386       1.190        274,079      868,022
22  Lucent Technologies                   4,303       2.356       0.300         81,725      466,338
23  NCR Corporation                         652       0.103       0.000         16,688       20,456
24  Scana Corporation                    26,260       3.815       1.540        249,121      754,975
25  SBC Communications Inc. (8)          13,080       4.998       0.935        189,862      989,175
26  Southern New England Tel. Co.           700       0.223       1.760         19,643       44,187
27  U.S. West Communications              6,036       1.588       2.140         63,927      314,249
28  Washington Gas & Lt. Co.              4,400       0.599       1.180         43,441      118,525
29  Yankee Energy Systems Inc.            4,822       0.614       1.340         41,412      121,454
                                                   ________                ___________  ____________

  TOTAL                                                 100 %               $5,859,762  $19,792,202
                                                   =======               ==========  ===========

1) See Notes to Financial Statements.
2) Based on the latest quarterly or semiannual declaration.
3) Based on Value.
4) Name change from Allegheny Power Systems Inc.
5) Merger of CIPSCO Inc. and Union Electric Company.
6) Includes 2 for 1 stock split.
7) Name change from Consolidated Edison of NY, Inc.
8) Received .73145 share for every share of Pacific Telesis Group.

                         AUTHORIZATION FOR REINVESTMENT
                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                         UTILITY COMMON STOCK SERIES--1
/ / Yes, I want to participate in the Fund's Reinvestment Plan and purchase additional Units of the Fund each month.
     I hereby acknowledge receipt of the Prospectus for Defined Asset Funds--Equity Investor Fund, Utility Common Stock Series--1 and authorize The Bank of New York to pay distributions on my Units as indicated below (distributions to be reinvested will be paid for my account to The Bank of New
York).


          Income distributions
                  (check one):         / / in cash      / / reinvested
                       Capital
          distributions (check
                         one):         / / in cash      / / reinvested


Please print or type


Name                                Registered Holder
Address
                                    Registered Holder
                               (Two signatures required if
                                      joint tenancy)
City  State  Zip Code


     This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

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BUSINESS REPLY MAIL                                            NO POSTAGE
FIRST CLASS PERMIT NO. 1313 NEW YORK, NY                        NECESSARY
                                                                IF MAILED
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          DEFINED ASSET FUNDS--EQUITY INVESTOR FUND           UNITED STATES
          UTILITY COMMON STOCK SERIES--1
          THE BANK OF NEW YORK
          UNIT INVESTMENT TRUST DEPARTMENT
          P.O. BOX 974
          WALL STREET STATION
          NEW YORK, NY 10268-0974


--------------------------------------------------------------------------------
                            (Fold along this line.)

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                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                               EQUITY INCOME FUND
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THE PROSPECTUS.

                                     INDEX


                                                                            PAGE
                                                                       ---------
FUND DESCRIPTION.....................................................          1
RISK FACTORS.........................................................          2
HOW TO BUY UNITS.....................................................          6
HOW TO SELL UNITS....................................................          7
INCOME, DISTRIBUTIONS AND REINVESTMENT...............................          8
FUND EXPENSES........................................................          8
TAXES................................................................          9
RECORDS AND REPORTS..................................................         11
TRUST INDENTURE......................................................         11
MISCELLANEOUS........................................................         12
EXCHANGE OPTION......................................................         14
SUPPLEMENTAL INFORMATION.............................................         14


FUND DESCRIPTION

PORTFOLIO SELECTION

     Professional buyers and research analysts for Defined Asset Funds, with access to extensive research, selected the Securities for the Portfolio after considering the Fund's investment objective as well as the quality of the stocks, the dividend payment record of the issuers and the prices of the stocks. The yield and price of stocks of the type deposited in the Fund are dependent on a variety of factors, including money market conditions, general conditions of the corporate bond and equity markets, size of a particular offering and capital structure of the issuer. While it may not be likely that dividends on any stocks would be omitted, of course no assurances can be given since earnings available for dividends, regardless of the size of the company, are subject to numerous events which are often beyond the issuer's control.

     Because each Defined Asset Fund is a preselected portfolio, you know the securities before you invest. Of course, the Portfolio will change somewhat over time, as Securities are purchased upon creation of additional Units, as securities are sold to meet Unit redemptions or in other limited circumstances.

PORTFOLIO SUPERVISION

     The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. In the event a public tender offer is made for a Security or a merger or acquisition is announced affecting a Security, the Sponsors may instruct the Trustee to tender or sell the Security in the open market when in its opinion it is in the best interests of investors to do so. Although the Portfolio is not actively managed, it is regularly reviewed and evaluated and Securities can be sold in case of certain adverse developments concerning a Security including the adverse financial condition of the issuer, the institution of legal proceedings against the issuer, a decline in the price or the occurrence of other market or credit factors that might otherwise make retention of the Security detrimental to the interest of investors or if the disposition of these Securities is necessary in order to enable the Fund to make distributions of the Fund's capital gain net income or desirable in order to maintain the qualification of the Fund as a regulated investment company under the Internal Revenue Code. Securities can also be sold to meet redemption of Units. In Funds organized as regulated investment companies, the Sponsors are also authorized to direct the reinvestment of the proceeds of the sale of Securities, as well as moneys held to cover the purchase of Securities pursuant to contracts which have failed, in additional Securities.

RISK FACTORS

     An investment in the Fund entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the Securities becomes impaired or if the general condition of the stock market worsens. In addition, holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. The Sponsors cannot predict the direction or scope of any of these factors.

     A Portfolio may be concentrated in one or more of the following categories. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Set forth below is a brief description of certain risks associated with certain of the Securities. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

CONSUMER PRODUCTS COMPANIES

     Risk factors include cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign companies), unfunded pension fund liabilities, employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer products will be affected by the economic health of consumers. A continuing weak economy with its consequent effect on consumer spending would have an adverse effect on the industry.

HEALTH CARE

     Companies in the health care industry face several risks. Most health care companies are extensively regulated. All are subject to extreme cost-containment pressures. As a result they cannot readily raise the prices of their products and services, and may experience price declines. Most are subject to intense competition and are required to spend large amounts of capital to keep pace with technological innovation. Many of the companies also face product obsolescence, the threat of product liability suits and expensive liability insurance. In addition, issuers in the health care industry will be affected by health reform legislation. Proposed federal legislation would significantly reduce Medicare and Medicaid payments to providers and impose stringent cost controls that would affect insurance premiums and fees paid to providers; it is impossible to predict what reforms may be adopted or when reforms might be implemented at the federal or state level.

MANUFACTURING COMPANIES

     Growth in the manufacturing industry is closely linked to expansion in the domestic and global economies. Since the U.S. government and many state, local and foreign governments now have a budget deficit, financial expenditures by these entities on capital improvements may be extremely limited. The lack of funds allocated by public entities to capital improvement projects may adversely affect manufacturers engaged in the production of industrial materials used for capital improvements or for the upgrade of the infrastructure. Cutbacks in defense spending have adversely impacted many of the companies engaged in the aerospace and arms/defense sectors of the manufacturing industry. Environmental and safety issues increasingly affect the manufacturing industry.

Issuers may experience decreases in profitability as legislative mandates impose costs associated with compliance with environmental regulations and manufacturing more environmentally sound and safer equipment. Furthermore, the cost of product liability insurance and the inability of some manufacturing companies to obtain this insurance may have an adverse impact on the industry. The long-term outlook is largely dependent upon the growth and competitiveness of the U.S. manufacturing base. Increased consolidation and merger activity increases competitiveness in general but individual companies may experience severe financial problems due to this increased competitiveness. Strong competition from foreign nations, particularly those with lower labor costs, will severely impact the profitability of the U.S. manufacturing business.

REAL ESTATE COMPANIES

     Investment in securities issued by real estate companies should be made with an understanding of the many factors which may have an adverse impact on the credit quality of the particular company or industry. These include economic recession, competitive overbuilding, unusually adverse weather conditions, changing demographics, changes in government regulations (including tax laws and environmental, building zoning and sales regulation by various federal, state and local authorities), increases in real estate taxes or costs of material and labor, the inability to secure performance guarantees as required and the unavailability of construction financing or mortgage loans at rates acceptable to builders and home buyers. Variations in rental income and space availability and vacancy rates in terms of supply and demand are additional factors affecting real estate generally and Real Estate Investment Trusts (REITs) in particular. Performance by individual REITs is dependent on the types of real estate investments held. For example, the effect of interest rate fluctuations on mortgage REITs is greater than on equity REITs and the nature of the underlying assets of a mortgage REIT may be considered less tangible than that of an equity REIT. In addition, equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of credit extended.

TECHNOLOGY COMPANIES

     Technology companies, such as semiconductor, computer and electronics manufacturing companies, are rapidly developing and highly competitive, both domestically and internationally, and tend to be relatively volatile as compared to other types of investments. Certain of these companies may be smaller and less seasoned companies with limited product lines, markets or financial resources and limited management or marketing personnel. These companies are characterized by a high degree of investment to maintain competitiveness and are affected by worldwide scientific and technological developments (and resulting product obsolescence) as well as government regulation, increase in material or labor costs, changes in distribution channels and the need to manage inventory levels in line with product demand. Other risk factors include short product life cycles, aggressive pricing and reduced profit margins, dramatic and often unpredictable changes in growth rates, frequent new product introduction, the need to enhance existing products, intense competition from large established companies and potential competition from small start up companies.

TELECOMMUNICATIONS

     Payment on common stocks of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and other ancillary services, is generally dependent upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the ability to obtain periodic rate increases, the effects of inflation on the cost of providing services and the rate of technological innovation. The domestic telecommunications industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities. To meet increasing competition, companies may have to commit substantial capital, particularly in the formulation of new products and services using new technology. Companies offering telephone services are experiencing increasing competition from cellular telephones, and the cellular telephone industry, because of its limited operating history, faces uncertainty concerning the future of the industry and demand for cellular telephones. Telecommunications companies in both developed and emerging countries are undergoing significant change due to varying and evolving levels of governmental regulation or deregulation and other factors. As a result, competitive pressures are intense and the securities of such companies may be subject to significant price volatility. In addition, all telecommunications companies in both developed and emerging countries are subject to the additional risk that technological innovations will make their products and services obsolete.

UTILITIES

     Payments on utility stocks are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry.

FOREIGN ISSUERS

     Certain of the Securities in a Portfolio may consist of securities of foreign issuers. An investment in such a Fund involves some investment risks that are different in some respects from an investment in a fund that invests entirely in securities of domestic issuers. Those investment risks include future political and economic developments and the adoption of withholding taxes, exchange controls or other restrictions which might adversely affect the payment or receipt of payment of dividends on the relevant Securities. In addition, there may be less publicly available information than is available from a domestic issuer and foreign issuers are not necessarily subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In addition, earnings and dividends for foreign companies are in non-U.S. currencies. Therefore, the U.S. dollar value of the stock and dividends for these issuers will vary with fluctuations in the U.S. dollar foreign exchange rates for the relevant currencies. Most foreign currencies have fluctuated widely in value against the U.S. dollar for many reasons, including supply and demand for the respective currency, the soundness of the world economy and the strength of the respective economy as compared to the economies of the United States and other countries.

     American Depositary Shares and Receipts. Many of the Securities of foreign issuers were purchased in ADR form in the United States. ADRs evidence American Depositary Shares which represent common stock deposited with a custodian in a depositary. American Depositary Shares (ADSs) and receipts therefor (ADRs) are issued by an American bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. These instruments may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADSs and ADRs are designed for use in the United States securities markets. For purposes of this Prospectus, the term ADR generally includes ADSs.

     The terms and conditions of depositary facilities may result in less liquidity or lower market prices for ADRs than for the underlying shares. For those Securities that are ADRs, currency fluctuations will also affect the U.S. dollar equivalent of the local currency price of the underlying domestic share and, as a result, are likely to affect the value of the ADRs and consequently the value of the Securities.

THE S&P 500 INDEX AND THE S&P MIDCAP INDEX

     The S&P 500 Index is composed of 500 selected common stocks, most of which are listed in the New York Stock Exchange. This well-known index, originally consisting of 233 stocks in 1923, was expanded to 500 stocks in 1957 and was restructured in 1976 to a composite consisting of four major industry sectors: industrial, utility, financial and transportation. The four major industry sectors are comprised of eleven regular industry sectors which are further divided into industry groups. The S&P 500 Index contains a variety of stocks which are market-value weighted to represent the overall market. The Index represents approximately 69% of U.S. stock market capitalization. At present, the mean market capitalization of the companies in the S&P 500 Index is approximately $3.346 billion.

     The S&P MidCap Index is composed of 400 selected common stocks; as of the initial date of deposit, 279 were listed on the New York Stock Exchange, 9 were listed on the American Stock Exchange and 112 were quoted on The Nasdaq National Market. The MidCap Index stocks were chosen for market size, liquidity and industry group representation. As of December 31, 1994, industrial stocks accounted for approximately 69.5% of S&P MidCap Index market capitalization, utilities approximately 14.1%, financial stocks approximately 14.6% and transportation stocks approximately 1.8%. The capitalizations of individual companies ranged from about $49 million to over $10,066 million; the mean market capitalization of the companies in the S&P MidCap Index was approximately $1.156 billion.

     The weightings of stocks in the S&P 500 Index and the S&P MidCap Index are primarily based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding.

     Standard and Poor's only relationship to the Portfolios is the licensing of the right to use the S&P 500 Index and the S&P MidCap Index as bases for determining the composition of the Portfolios and to use the related trademarks and tradenames in the name of the Fund and in the Prospectus and related sales literature to the extent that the Sponsors deem appropriate or desirable under Federal and state securities laws and to indicate the source of the Indexes. The Indexes are determined, comprised and calculated without regard to the Funds.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or the S&P MidCap Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the sponsors, the funds, any person or any entity from the use of the S&P index or the S&P MidCap Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use, with respect to the S&P 500 Index or the S&P MidCap Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

LIQUIDITY

     Whether or not the Securities are listed on a national securities exchange, the principal trading market for the Securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the Securities may depend on whether dealers will make a market in the Securities. There can be no assurance that a market will be made for any of the Securities, that any market for the Securities will be maintained or of the liquidity of the Securities in any markets made. In addition, the Fund may be restricted under the Investment Company Act of 1940 from selling Securities to the Sponsors. The price at which the Securities may be sold to meet redemptions and the value of the Fund will be adversely affected if trading markets for the Securities are limited or absent.

LITIGATION AND LEGISLATION

     The Sponsors do not know of any pending litigation as of the initial date of deposit that might reasonably be expected to have a material adverse effect on the Fund, although pending litigation may have a material adverse effect on the value of Securities in the Fund. In addition, at any time after the initial date of deposit, litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Securities in the Portfolio or the issuers of the Securities. Changing approaches to regulation may have a negative impact on certain companies represented in the Portfolio. There can be no assurance that future litigation, legislation, regulation or deregulation will not have a material adverse effect on the Portfolio or will not impair the ability of the issuers of the Securities to achieve their business goals. From time to time Congress considers proposals to reduce the rate of the dividends-received deduction. This type of legislation, if enacted into law, would adversely affect the after-tax return to investors who can take advantage of the deduction. See Taxes.

LIFE OF THE FUND; FUND TERMINATION

     The size and composition of the Portfolio will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units. The Portfolio will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Security or upon the consent of investors holding 51% of the Units. The Portfolio may also be terminated earlier by the Sponsors once its total assets have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Portfolio early will be based on factors such as the size of the Portfolio relative to its original size, the ratio of Portfolio expenses to income, and the cost of maintaining a current prospectus.

     Notice of impending termination will be provided to investors and thereafter units will no longer be redeemable. On or shortly before termination, the Trustee will seek to dispose of any Securities remaining in the

Portfolio although any Security unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Securities, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

HOW TO BUY UNITS

     Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price, which includes the applicable sales charge -- see Appendix A. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

PUBLIC OFFERING PRICE

     In the secondary market (after the initial offering period), the Public Offering Price is based on the next evaluation of the Securities, and includes a sales charge based (a) on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market Sales Charge Schedule in Appendix A). To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust or single fiduciary account is also considered a single purchaser.

     Employees of certain Sponsors and Sponsor affiliates and non-employee directors of Merrill Lynch & Co. Inc. may purchase Units at a reduced initial sales charge of not less than $5.00 per 1,000 Units.

     S&P 500 TRUST 2 AND S&P MIDCAP TRUST. The graduated sales charges shown in Appendix A will apply on all purchases on any one day (with credit given for previously purchased Units as described below under Right of Accumulation) by a single purchaser of Units in one or both Trusts of this Fund only in the amounts stated. For this purpose purchases will not be aggregated with concurrent purchases of any other unit trusts sponsored by the Sponsors. However, Units held in the name of the spouse of the purchaser or in the name of a child of the purchaser under 21 years of age are deemed to be registered in the name of the purchaser. The graduated sales charges are also applicable to a trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account. To qualify for the reduced sales charge and concession applicable to quantity purchases, the dealer must confirm that the sale is to a single purchaser. The sales charge is lower than sales charges on many other equity investments.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase Units of either Trust at the offering price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then current net asset value of the purchaser's holdings of Units of both Trusts. To be eligible either for this right of accumulation or the reduced sales charge applicable to purchases of both Trusts on the same day, the purchaser or the purchaser's securities dealer must notify the Sponsors at the time of purchase that such purchase qualifies under this accumulation provision and supply sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. These reduced sales charge provisions may be amended or terminated at any time without notice.

EVALUATIONS

     Evaluations are determined by the Trustee on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. If the Securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system (unless the Trustee deems these prices inappropriate) or, if closing sales prices are not available, at the mean between the closing bid and offer prices. If the Securities are not listed or if listed but the principal market is elsewhere, the evaluation is generally determined based on sales prices of the Securities on the over-the-counter market or, if sales prices in that market are not available, on the basis of the mean between current bid and offer prices for the Securities or for comparable securities or by appraisal or by any combination of these methods. Neither the Sponsors nor the Trustee guarantee the enforceability, marketability or price of any Securities.

CERTIFICATES

     Certificates for Units may be issued for certain Funds upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Sell Units--Trustee's Redemption of Units). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs. Units of certain Funds identified in Part A of the Prospectus must be held in uncertificated form.

HOW TO SELL UNITS

SPONSORS' MARKET FOR UNITS

     You can sell your Units at any time without a fee. The Sponsors (although not obligated to do so) will normally buy any Units offered for sale at the repurchase price next computed after receipt of the order. The Sponsors have maintained secondary markets in Defined Asset Funds for the last 25 years. Primarily because of the sales charge and fluctuations in the market value of the Securities, the sale price may be less than the cost of your Units. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

     The Sponsors may discontinue this market without prior notice if the supply of Units exceeds demand or for other business reasons. The Sponsors may reoffer or redeem Units repurchased.

TRUSTEE'S REDEMPTION OF UNITS

     You may redeem your Units by sending the Trustee a redemption request. Signatures must be guaranteed by an eligible institution. In certain instances, additional documents may be required such as a certificate of death, trust instrument, certificate of corporate authority or appointment as executor, administrator or guardian. If the Sponsors are maintaining a market for Units, they will purchase any Units tendered at the repurchase price described above. If they do not purchase Units tendered, the Trustee is authorized in its discretion to sell Units in the over-the-counter market if it believes it will obtain a higher net price for the redeeming investor.

     By the seventh calendar day after tender you will be mailed an amount equal to the Redemption Price per Unit. Because of market movements or changes in the Portfolio, this price may be more or less than the cost of your Units. The Redemption Price per Unit is computed each Business Day by adding the value of the Securities, declared but unpaid dividends on the Securities, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to redeem Units, for purchase of Securities or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units.

     If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Securities selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Securities would not otherwise be sold and may result in lower prices than might be realized otherwise and will also reduce the size and diversity of the Fund.

     Redemptions may be suspended or payment postponed if the New York Stock Exchange is closed other than for customary weekend and holiday closings, if the SEC determines that trading on that Exchange is restricted or that an emergency exists making disposal or evaluation of the Securities not reasonably practicable, or for any other period permitted by the SEC.

     REDEMPTION IN KIND--CONCEPT SERIES, INCOME GROWTH FUND, REAL ESTATE INCOME FUND, SECOND EXCHANGE SERIES--AT&T SHARES. You may request distribution in kind from the Trustee instead of cash redemption, provided that you are tendering Units with a required minimum value. By the seventh calendar day after tender, an amount and value of Securities per Unit, together with a pro rata portion of the cash balance in the Fund, equal to the Redemption Price per Unit, will be paid over to the Trustee, as distribution agent, and either held for your account or disposed of in accordance with your instructions. Any brokerage commissions on sales of

Securities in connection with in-kind redemptions will be borne by you. The Sponsors may modify or terminate this redemption in kind option at any time without notice to investors.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME AND DISTRIBUTIONS

     The net annual income per Unit will depend primarily upon the amount of dividends declared and paid by the issuers of the Securities and changes in the expenses of the Fund and, to a lesser degree, upon the level of purchases of additional Securities and sales of Securities. There is no assurance that dividends on the Securities will continue at their current levels or be declared or paid.

     Each Unit receives an equal share of monthly or quarterly distributions of dividend income. Because dividends on the Securities are not received at a constant rate throughout the year, any income distribution may be more or less than the amount then credited to the Income Account. Dividends payable to the Fund are credited to an Income Account, as of the date on which the Fund is entitled to receive the dividends, and other receipts are credited to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund. Funds held by the Trustee in the various accounts do not bear interest.

     UTILITY STOCK SERIES, SECOND EXCHANGE SERIES--AT&T SHARES, REAL ESTATE INCOME FUND, INCOME GROWTH FUND. Subject to the Reinvestment Plan, the Monthly Income Distribution for each investor shall consist of an amount, computed monthly by the Trustee, substantially equal to one-twelfth of the investor's pro rata share of the estimated annual income to the Income Account, after deducting estimated expenses.

     ALL OTHER FUNDS: Unless otherwise indicated in Part A, dividend income received by the Fund and available for distribution and the distributable balance in the Capital Account (other than capital gains) as of any particular record day will be distributed on or shortly after the related distribution day to the holders of record on that record day.

     There is no assurance that actual distributions will be made since all dividends received may be used to pay expenses. An amount equal to any capital gain net income (i.e. the excess of capital gains over capital losses) recognized by the Fund in any taxable year will generally be distributed shortly after the end of the year. In order to meet certain tax requirements a Fund may make a special distribution of income, including capital gains, to holders of record as of a date in December. Proceeds received from the disposition of any of the Securities which are not used to make the distribution of capital gain net income, for redemption of Units or reinvested in additional Securities will be held in the Capital Account to be distributed on the next succeeding distribution day.

REINVESTMENT PLAN -- UTILITY STOCK SERIES, INCOME GROWTH FUND, CONCEPT SERIES, SECOND EXCHANGE SERIES -- AT&T SHARES AND S&P INDEX TRUSTS.

     Income and principal distributions on Units may be reinvested by participating in the Fund's reinvestment plan. Under the plan, the Units acquired for investors will be either Units already held in inventory by the Sponsors or new Units created by the Sponsors' deposit of additional Securities, contracts to purchase additional Securities or cash (or a bank letter of credit in lieu of cash) with instructions to purchase additional Securities. Purchases made pursuant to the Reinvestment Plan will be made without sales charge at the net asset value for Units of the Fund. Under the Reinvestment Plan, the Fund will pay the distributions to the Trustee which in turn will purchase for the investor full and fractional Units of the Fund at the price determined as of the close of business on the distribution day and will add the Units to the investor's account and send the investor an account statement reflecting the reinvestment. The Sponsors reserve the right to amend, modify or terminate the reinvestment plan at any time without prior notice. Investors holding Units in 'street name' should contact their broker, dealer or financial institution to determine whether they may participate in the reinvestment plan.

FUND EXPENSES

     Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Securities for this purpose if cash is not available. The Sponsors receive an annual fee of a maximum of $0.35 per 1,000 Units to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Equity Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to the Fund. The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

     Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

     S&P Index Trusts. The Trusts have entered into license agreements with Standard & Poor's that permit the Trusts to use the trademarks and tradenames 'S&P 500', 'S&P MidCap 400 Index' and other trademarks and tradenames, to the extent the Sponsors deem appropriate and desirable under federal and state securities laws to indicate the source of the Indices as a basis for determining the composition of the Fund's investment portfolios. As consideration for the grant of the license, each Portfolio will pay to Standard & Poor's Corporation an annual fee equal to .02% of the average net asset value of the Portfolio (or, if greater, $10,000). In addition, the Fund will pay approximately $45,000 per year for access to independent computer services that track the S&P 500 Index and the S&P MidCap Index. Computer expenses will be divided between the Trusts in proportion to their respective assets during the relevant period.

TAXES

TAXATION OF THE FUND--EXCEPT FOR SECOND EXCHANGE SERIES--AT&T SHARES (SEE PROSPECTUS PART A).

     The Fund intends to qualify for and elect the special tax treatment applicable to 'regulated investment companies' under Section 851-855 of the Internal Revenue Code of 1986, as amended (the 'Code'). Qualification and election as a 'regulated investment company' involve no supervision of investment policy or management by any government agency. If the Fund qualifies as a 'regulated investment company' and distributes to investors 90% or more of its taxable income without regard to its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to Federal income tax on any portion of its taxable income (including any net capital gain) distributed to investors in a timely manner. In addition, the Fund will not be subject to the 4% excise tax on certain undistributed income of 'regulated investment companies' to the extent it distributes to investors in a timely manner at least 98% of its taxable income (including any net capital gain). It is anticipated that the Fund will not be subject to Federal income tax or the excise tax because the Indenture requires the distribution of the Fund's taxable income (including any net capital gain) in a timely manner. Although all or a portion of the Fund's taxable income (including any net capital gain) for a taxable year may be distributed shortly after the end of the calendar year, such a distribution will be treated for Federal income tax purposes as having been received by investors during the calendar year.

DISTRIBUTIONS

     Distribution to investors of the Fund's dividend income and net short-term capital gain in any year will be taxable as ordinary income to investors to the extent of the Fund's taxable income (without regard to its net capital gain) for that year. Any excess will be treated as a return of capital and will reduce the investor's basis in his Units and, to the extent that such distributions exceed his basis, will be treated as a gain from the sale of his Units as discussed below. It is anticipated that substantially all of the distributions of the Fund's dividend income and net short-term capital gain will be taxable as ordinary income to investors.

     Distribution of the Fund's net capital gain (designated as capital gain dividends by the Fund) will be taxable to investors as long-term capital gain, regardless of the length of time the Units have been held by an investor. An investor will recognize a taxable gain or loss if the investor sells or redeems his Units. Any gain or loss arising from (or treated as arising from) the sale or redemption of Units will be a capital gain or loss, except in the case of a dealer in securities. Capital gains are currently taxed at the same rate as ordinary income, however, the excess of net long-term capital gains over net short-term capital losses may be taxed at a lower rate than ordinary income for certain noncorporate taxpayers. A capital gain or loss is long-term if the asset is held for more than one year and short-term if held for one year or less. However, any capital loss on the sale or redemption of a Unit that an investor has held for six months or less will be a long-term capital loss to the extent of any capital gain dividends previously distributed to the investor by the Fund. The deduction of capital losses is subject to limitations.

     A distribution of Securities to an investor upon redemption of his Units will be a taxable event to such investor, and that investor will recognize taxable gain or loss upon such distribution (equal to the difference between such an investor's tax basis in his Units and the fair market value of Securities received in redemption), which will be capital gain or loss except in the case of a dealer in securities. Investors should consult their own tax advisers in this regard.

     Distributions that are taxable as ordinary income to investors will constitute dividends for Federal income tax purposes. To the extent that distributions are appropriately designated by the Fund and are attributable to dividends received by the Fund from domestic issuers with respect to whose Securities the Fund satisfies the requirements for the dividends-received deduction, such distributions will be eligible for the dividends-received deduction for corporations (other than corporations such as 'S' corporations which are not eligible for such deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax). The dividends-received deduction generally is currently 70%. However, Congress from time to time considers proposals to reduce the rate, and enactment of such a proposal would adversely affect the after-tax return to investors who can take advantage of the deduction. Investors are urged to consult their own tax advisers.

     Sections 246 and 246A of the Code contain additional limitations on the eligibility of dividends for the corporate dividends-received deduction. Depending upon the corporate investor's circumstances (including whether it has a 45-day holding period for its Units and whether its Units are debt financed), these limitations may be applicable to dividends received by an investor from the Fund which would otherwise qualify for the dividends-received deduction under the principles discussed above. Accordingly, investors should consult their own tax advisers in this regard. A corporate investor should be aware that the receipt of dividend income for which the dividends-received deduction is available may give rise to an alternative minimum tax liability (or increase an existing liability) because the dividend income will be included in the corporation's 'adjusted current earnings' for purposes of the adjustment to alternative minimum taxable income required by Section 56(g) of the Code.

     Dividends received by the Fund from foreign issuers will in most cases be subject to foreign withholding taxes. The Fund will not be eligible for, and therefore does not expect to make, an election that would enable investors to credit foreign withholding taxes against their federal income tax liability on distributions by the Fund.

     Investors will be taxed in the manner described above regardless of whether distributions from the Fund are actually received by the investor or are reinvested pursuant to a Reinvestment Plan.

     The Federal tax status of each year's distributions will be reported to investors and to the Internal Revenue Service. The foregoing discussion relates only to the Federal income tax status of the Fund and to the tax treatment of distributions by the Fund to U.S. investors. Investors that are not United States citizens or residents should be aware that distributions from the Fund will generally be subject to a withholding tax of 30%, or a lower treaty rate, and should consult their own tax advisers to determine whether investment in the Fund is appropriate. Distributions may also be subject to state and local taxation and investors should consult their own tax advisers in this regard.

RETIREMENT PLANS

     Equity Income Funds may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Holders of Units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

     Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($2,250 in a spousal account).

     Individual Retirement Account--IRA, Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($2,250 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filing a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to the distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

     Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

     The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Securities and a copy of the Indenture, which may be inspected by investors at reasonable times during business hours.

     With each distribution, the Trustee includes a statement of the amounts of income and any other receipts being distributed. Following the termination of the Fund, the Trustee sends each investor of record a statement summarizing transactions in the Fund's accounts including amounts distributed from them, identifying Securities sold and purchased and listing Securities held and the number of Units outstanding at termination and stating the Redemption Price at termination, and the fees and expenses paid by the Fund, among other matters. Fund accounts may be audited by independent accountants selected by the Sponsors and any report of the accountants will be available from the Trustee on request.

TRUST INDENTURE

     The Fund is a 'unit investment trust' created under New York law (under Massachusetts law for certain Funds) by a Trust Indenture among the Sponsors and the Trustee. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

     The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified of the substance of any amendment.

     The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The resignation or removal becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee may apply to a court of competent jurisdiction to appoint a successor.

     Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

     The Sponsors and the Trustee are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor) or reckless disregard of duty. The Indenture contains customary provisions limitingthe liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

     The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

     The Statement of Condition in Part A of the Prospectus was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

     The Trustee and its address are stated on the back cover of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and either the Comptroller of the Currency or state banking authorities.

SPONSORS

     The Sponsors are listed on the back cover of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America, and Dean Witter Reynolds, Inc., a principal operating subsidiary of Dean Witter Discover & Co. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

PUBLIC DISTRIBUTION

     During the initial offering period and thereafter to the extent additional Units continue to be offered for sale to the public by means of this Prospectus, Units will be distributed directly to the public by this Prospectus at the Public Offering Price determined in the manner provided above or to selected dealers who are members of the National Association of Securities Dealers, Inc. at a concession not in excess of the maximum sales charge. The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc..

The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold.

UNDERWRITERS' AND SPONSORS' PROFITS

     Upon sale of the Units, the Underwriters will be entitled to receive sales charges; each Underwriters' interest in the Underwriting Account will depend on the number of Units acquired through the issuance of additional Units. The Sponsors also realize a profit or loss on deposit of the Securities equal to the difference between the cost of the Securities to the Fund (based on the aggregate value of the Securities on their date of deposit) and the purchase price of the Securities to the Sponsors plus commissions payable by the Sponsors. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Securities it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors.

PERFORMANCE INFORMATION

     Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of dividends and capital gains reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective Holders. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

     Past performance of any series may not be indicative of results of future series. Fund performance may be compared to the performance of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, the S&P MidCap 400 Index, or performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's, Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. Performance of the Stocks may be compared in sales literature to performance of the S&P 500 Stock Price Composite Index, to which may be added by year various national and international political and economic events, and certain milestones in price and market indicators and in offerings of Defined Asset Funds. This performance may also be compared for various periods with an investment in short-term U.S. Treasury securities; however, the investor should bear in mind that Treasury securities are fixed income obligations, having the highest credit characterisitics, while the Stocks involve greater risk because they have no maturities, and income thereon is subject to the financial condition of, and declaration by, the issuers.

DEFINED ASSET FUNDS

     For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio is relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term profits by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

     One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

     You may be able to exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge or to any remaining deferred sales charge, as applicable. To make an exchange, you should contact your financial professional to find out what suitable exchange funds are available and to obtain a prospectus. You may acquire units of only those exchange funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of exchange fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

     As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

     Upon writing or calling the Trustee shown on the back cover of Part A of this Prospectus, investors will receive without charge supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of securities that may be part of the Portfolio and general information about the structure and operation of the Fund.

                                   APPENDIX A
                     SECONDARY MARKET SALES CHARGE SCHEDULE
                              UTILITY STOCK SERIES

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           4.50%            4.712%               2.925%
$250,000-$499,000...................................................           3.75             3.896                2.438
$500,000-$749,000...................................................           2.50             2.564                1.625
$750,000-$999,000...................................................           2.00             2.041                1.300
$1,000,000 or more..................................................           1.50             1.523                0.975

                       S&P 500 TRUST 2, S&P MIDCAP TRUST

Less than $25,000...................................................           2.25%            2.302%               1.463%
$25,000-$49,999.....................................................           2.00             2.041                1.300
$50,000-$74,999.....................................................           1.75             1.781                1.138
$75,000-$99,999.....................................................           1.50             1.523                0.975
$100,000-$249,999...................................................           1.25             1.266                0.813
$250,000 or more....................................................           1.00             1.010                0.650

                         INCOME GROWTH FUND 1993 SERIES
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.50% of the Public Offering Price or 5.820% of the aggregate value of Securities, although these percentages will vary should Units be purchased at a public offering price other than that set forth on page A-3. For example, if you acquire Units for $1,050 (including an initial sales charge of $15.75) and hold the Units until the termination of the Fund, you will pay a total sales charge of $55.75 or 5.31% of the acquisition price on those Units. At an acquisition price of $950 (including an initial sales charge of $14.25), you would pay a total sales charge of $54.25 or 5.71% of the acquisition price. The initial portion of the sales charge is equal to 1.50% of the Public Offering Price (1.523% of the aggregate value of Securities) and the deferred portion of the sales charge is $10.00 per 1,000 Units payable by the Fund on behalf of investors out of net asset value of the Fund on each Deferred Charge Payment Date through 1997. If you sell or redeem Units before a Deferred Charge Payment Date, no future deferred sales charges will be collected from you; this will have the effect of reducing the rate of sales charge.
  CONCEPT SERIES: BLUE CHIP STOCK SERIES, REAL ESTATE INCOME FUND, HEALTH CARE
                                    TRUST II
The sales charge consists of an initial portion and a deferred portion, the total of which may equal a maximum of approximately 5.35% of the Public Offering Price or 5.501% of the net asset value of the Fund over its expected four-year life. The initial portion of the sales charge is equal to 2.75% of the Public Offering Price (2.828%) of the net amount invested in the Securities) and the deferred portion of the sales charge is $1.625 per 1,000 Units ($6.50 per year) payable by the Fund on behalf of investors out of net asset value of the Fund on each quarterly Deferred Charge Payment Date until the Fund terminates. If you sell or redeem Units before a Deferred Charge Payment Date, all future deductions of deferred sales charges with respect to you will be waived; this will have the effect of reducing your rate of sales charge.

     The initial portion of the sales charge is reduced on a graduated scale for sales to any purchaser of at least $250,000 of Units and will be applied on whichever basis is more favorable to the purchaser.

                                                                                        SALES CHARGE
                                                                         (GROSS UNDERWRITING PROFIT)
                                                                      ----------------------------------
                                                                      AS PERCENT OF      AS PERCENT OF    DEALER CONCESSION AS
                                                                      PUBLIC OFFERING      NET AMOUNT     PERCENT OF PUBLIC
     AMOUNT PURCHASED                                                         PRICE          INVESTED       OFFERING PRICE
--------------------------------------------------------------------  -----------------  ---------------  -----------------------
Less than $250,000..................................................           2.75%            2.828%               1.788%
$250,000-$499,000...................................................           2.25             2.302                1.463
$500,000-$749,000...................................................           1.75             1.781                1.138
$750,000-$999,000...................................................           1.25             1.266                0.813
$1,000,000 or more..................................................           1.00             1.010                0.650

                      SECOND EXCHANGE SERIES--AT&T SHARES

     The sales charge for Units of this Trust is 2.25% (2.302% of net amount invested). There is no reduction for quantity purchases of Units.
         CONCEPT SERIES: TELECOMMUNICATIONS TRUST 1, TELE-GLOBAL TRUST,
                              NATURAL GAS TRUST 2
The sales charge for Units of these Trusts is 2.00% (2.041% of net amount invested). There is no reduction for quantity purchases of Units.
                   CONCEPT SERIES: FOOD FUND, NORTHWEST TRUST
The sales charge for Units of this Trust is 1.50% (1.523% of net amount invested). There is no reduction for quantity purchases of Units.

                                                                    14101--12/95

                                              DEFINED
                           ASSET FUNDSSM


SPONSORS:                               EQUITY INVESTOR FUND
Merrill Lynch,                          Utility Common Stock Series--1
Pierce, Fenner & Smith Incorporated     (A Unit Investment Trust)
Defined Asset Funds                     PROSPECTUS PART A
P.O. Box 9051                           This Prospectus consists of a Part A and
Princeton, NJ 08543-9051                a Part B. This Prospectus does not
(609) 282-8500                          contain all of the information with
Smith Barney Inc.                       respect to the investment company set
Unit Trust Department                   forth in its registration statement and
388 Greenwich Street--23rd Floor        exhibits relating thereto which have
New York, NY 10013                      been filed with the Securities and
(212) 816-4000                          Exchange Commission, Washington, D.C.
Prudential Securities Incorporated      under the Securities Act of 1933 and the
One New York Plaza                      Investment Company Act of 1940, and to
New York, NY 10292                      which reference is hereby made. Copies
(212) 778-6164                          of filed material can be obtained from
Dean Witter Reynolds Inc.               the Public Reference Section of the
Two World Trade Center--59th Floor      Commission, 450 Fifth Street, N.W.,
New York, NY 10048                      Washington, D.C. 20549 at prescribed
(212) 392-2222                          rates. The Commission also maintains a
TRUSTEE:                                Web site that contains information
The Bank of New York                    statements and other information
(a New York Banking Corporation)        regarding registrants such as Defined
Unit Investment Trust Department        Asset Funds that file electronically
P.O. Box 974                            with the Commission at
Wall Street Station                     http://www.sec.gov.
New York, NY 10268-0974                 No person is authorized to give any
(800) 221-7771                          information or to make any
CO-TRUSTEE:                             representations with respect to this
Shawmut Bank, N.A.                      investment company not contained in its
One Federal Street                      registration statement and exhibits
Boston, MA 02211                        thereto; and any information or
(617) 292-3106                          representation not contained therein
                                        must not be relied upon as having been
                                        authorized. This Prospectus does not
                                        constitute an offer to sell, or a
                                        solicitation of an offer to buy,
                                        securities in any state to any person to whom it is not lawful to make such offer in such state.
                                        11821--5/98

                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                       CONTENTS OF REGISTRATION STATEMENT

     This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

     The facing sheet of Form S-6.

     The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet of the Registration Statement of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

     The Prospectus including Part B incorporated by reference, Defined Asset Funds--Equity Investor Fund, Concept Series, Energy Trust, 1933 Act File No. 33-30043.

     The Signatures.

The following exhibit:

     1.1.1--Form of Standard Terms and Conditions of Trust Effective as of
            October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-state Series--48, 1933 Act File No. 33-50247).

     5.1  --Consent of independent accountants.

     9.1 --Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Equity Income Fund, Select Ten Portfolio 1996 International Series B (United Kingdom and Japan
         Portfolios), 1933 Act File No. 333-00593).

                   DEFINED ASSET FUNDS--EQUITY INVESTOR FUND
                         UTILITY COMMON STOCK SERIES--1

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--EQUITY INVESTOR FUND, UTILITY COMMON STOCK SERIES--1 (A UNIT INVESTMENT TRUST), CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT OR




By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Merrill Lynch, Pierce,            have been filed
  Fenner & Smith Incorporated:                                under
                                                              Form SE and the
                                                              following 1933 Act
                                                              File
                                                              Number: 33-43466
                                                              and 33-51607


      HERBERT M. ALLISON, JR.
      BARRY S. FREIDBERG
      EDWARD L. GOLDBERG
      STEPHEN L. HAMMERMAN
      JEROME P. KENNEY
      DAVID H. KOMANSKY
      DANIEL T. NAPOLI
      THOMAS H. PATRICK
      JOHN L. STEFFENS
      ROGER M. VASEY
      ARTHUR H. ZEIKEL
      By DANIEL C. TYLER
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
  the Board of Directors of Prudential Securities             have been filed
  Incorporated:                                               under Form SE and
                                                              the following 1933
                                                              Act File Numbers:
                                                              33-41631 and
                                                              333-15919


      ROBERT C. GOLDEN
      ALAN D. HOGAN
      A. LAURENCE NORTON, JR.
      LELAND B. PATON
      VINCENT T. PICA II
      MARTIN PFINSGRAFF
      HARDWICK SIMMONS
      LEE B. SPENCER, JR.
      BRIAN M. STORMS

      By
       WILLIAM W. HUESTIS
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                               SMITH BARNEY INC.
                                   DEPOSITOR


By the following persons, who constitute a majority of      Powers of Attorney
                                                              under the 1933 Act
                                                              File Numbers:
                                                              33-49753, 33-51607
                                                              and 333-41765


      STEVEN D. BLACK
      JAMES BOSHART III
      ROBERT A. CASE
      JAMES DIMON
      ROBERT DRUSKIN
      ROBERT H. LESSIN
      WILLIAM J. MILLS, II
      MICHAEL B. PANITCH
      PAUL UNDERWOOD

      By GINA LEMON
       (As authorized signatory for
       Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085 and
  Reynolds Inc.:                            333-13039


      RICHARD M. DeMARTINI
      ROBERT J. DWYER
      CHRISTINE A. EDWARDS
      CHARLES A. FIUMEFREDDO
      JAMES F. HIGGINS
      MITCHELL M. MERIN
      STEPHEN R. MILLER
      RICHARD F. POWERS III
      PHILIP J. PURCELL
      THOMAS C. SCHNEIDER
      WILLIAM B. SMITH
      By
       MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR


By the following persons, who constitute  Powers of Attorney have been filed
  the Board of Directors of PaineWebber     under
  Incorporated:                             the following 1933 Act File
                                            Number: 2-61279


      MARGO N. ALEXANDER
      TERRY L. ATKINSON
      BRIAN M. BAREFOOT
      STEVEN P. BAUM
      MICHAEL CULP
      REGINA A. DOLAN
      JOSEPH J. GRANO, JR.
      EDWARD M. KERSCHNER
      JAMES P. MacGILVRAY
      DONALD B. MARRON
      ROBERT H. SILVER
      MARK B. SUTTON
      By
       ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)